UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 ______________

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 ______________

         Date of Report (Date of earliest event reported): June 30, 2005

               MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
                                Initial Depositor
             (Exact name of Registrant as specified in its charter)

                          Europe 2001 HOLDRS (SM) Trust
                      [Issuer with respect to the receipts]

           DELAWARE                     001-16261                13-5674085
(State or other jurisdiction     Commission File Number      (I.R.S. Employer
     of incorporation)                                       Identification No.)

                                 ______________

                                250 Vesey Street
                            New York, New York 10281
              (Address of principal executive offices and zip code)

                                 (212) 449-1000
              (Registrant's telephone number, including area code)

                                 ______________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01     Other Events

Effective June 21, 2005, the quantity of shares of Telefonica S.A. (NYSE: "TEF") represented by each 100 share round lot of Europe 2001 HOLDRS increased to
3.4447321064 shares from 3.31224241 shares, as a result of a 4% stock dividend of Telefonica S.A.

Item 9.01.    Financial Statements and Exhibits


              (c)    Exhibits

                     99.1 Europe 2001 HOLDRS Trust Prospectus Supplement dated June 30, 2005 to Prospectus dated October 25, 2004.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               MERRILL LYNCH, PIERCE, FENNER &
                                                 SMITH INCORPORATED


Date:  August 15, 2005                         By: /s/ Satyanarayan R. Chada
                                                   -----------------------------
                                               Name:  Satyanarayan R. Chada
                                               Title: First Vice President





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                                  EXHIBIT INDEX

Number and Description of Exhibit
---------------------------------

(99.1) Europe 2001 HOLDRS Trust Prospectus Supplement dated June 30, 2005 to Prospectus dated October 25, 2004.